                                   [ARTWORK]

                                Smith Barney
                                Fundamental
                                Value Fund Inc.



                                ANNUAL REPORT


                                September 30, 1999

                                [LOGO OF SMITH BARNEY MUTUAL FUNDS]

              NOT FDIC INSURED.NOT BANK GUARANTEED.MAY LOSE VALUE

Smith Barney Fundamental
Value Fund Inc.

The Smith Barney Fundamental Value Fund Inc. ("Fund") seeks long-term growth of capital, with current income as a secondary objective. The Fund invests primarily in the stocks of companies believed to be attractively priced relative to the true value of their assets or business prospects.


Smith Barney Fundamental Value Fund Inc.
Average Annual Total Returns
September 30, 1999
                                                   Without Sales Charges(1)
                                                 ----------------------------
                                                 Class A   Class B   Class L
-----------------------------------------------------------------------------
One-Year                                           37.17%    36.00%    36.00%
-----------------------------------------------------------------------------
Five-Year                                          18.10     17.21     17.24
-----------------------------------------------------------------------------
Ten-Year                                           14.42       N/A       N/A
-----------------------------------------------------------------------------
Since Inception++                                  14.57     16.28     15.09
-----------------------------------------------------------------------------

                                                     With Sales Charges(2)
                                                 ----------------------------
                                                 Class A   Class B   Class L
-----------------------------------------------------------------------------
One-Year                                           30.31%    31.00%    33.66%
-----------------------------------------------------------------------------
Five-Year                                          16.90     17.10     17.01
-----------------------------------------------------------------------------
Ten-Year                                           13.83       N/A       N/A
-----------------------------------------------------------------------------
Since Inception++                                  14.24     16.28     14.91
-----------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase. All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
+ Inception dates for Class A, B and L shares are November 12, 1981, November 6, 1992 and August 10, 1993, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------
One of the distinguishing characteristics of the Fund is seeking out leading companies whose share prices may be depressed for reasons considered to be temporary. This process, we believe, allows the Fund to buy company shares at prices that already incorporate lowered expectations and limited near term belief in a business's upside potential. This approach allows us to develop, in many cases, outstanding risk-reward ratios because much of the downside risk may already be in share prices. Even a small positive change in Wall Street's thinking about such a stock can produce rather substantial results.

--------------------------------------------------------------------------------
 NASDAQ SYMBOL
--------------------------------------------------------------------------------

           Class A                      SHFVX
           Class B                      SFVBX
           Class L                      SFVCX

--------------------------------------------------------------------------------
 WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter...........................................................1

Historical Performance.......................................................5

Smith Barney Fundamental Value Fund Inc.
at a Glance..................................................................7

Schedule of Investments......................................................8

Statement of Assets and Liabilities.........................................12

Statement of Operations.....................................................13

Statements of Changes in Net Assets.........................................14

Notes to Financial Statements...............................................15

Financial Highlights........................................................20

Independent Auditors' Report................................................22

Tax Information.............................................................23

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO]                                 [PHOTO]

Heath B. McLendon                       John G. Goode

Chairman                                Vice President and
                                        Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Fundamental Value Fund Inc. ("Fund") for the year ended September 30, 1999. We hope you find this report to be useful and informative. In this report, we have summarized the period's prevailing economic and market conditions and outlined our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.


Performance Update

For the year ended September 30, 1999, the Fund's Class A, B and L shares returned 37.17%, 36.00%, and 36.00%, without sales charges, respectively. In comparison, the return for the Standard & Poor's 500 Index ("S&P 500") for the same period was 27.79%. (The S&P 500 is a capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Investors cannot invest directly in an index.) The positive relative and absolute returns were based, in our opinion, on the changing character of the U.S. stock market as well as several decisions made in the Fund in late 1998 and early 1999.


Portfolio Strategy & Recent Results*

The Fund has maintained overweight positions in basic materials and energy, relative to the S&P 500. At the beginning of the decade, companies within the energy and basic materials sectors accounted for roughly 22% of the S&P 500 and in the first quarter of this year, the figure had fallen to just about 8%.

In the last six months, these sectors have experienced spirited rallies. And while no guarantees can be given, we believe these sectors should continue to perform well in the next few years based on the changing nature of market leadership, trends favoring companies in these sectors of the market and a high level of merger and acquisition activity.

Technology has been a strong sector this year and the Fund has kept its sector weighting in line with that of the S&P 500. The Fund also benefited from stock selections made in 1998 and so far in 1999 in several companies Wall Street was overlooking. Shares of Adobe Systems, Inc. were languishing when the Fund made a substantial commitment to the stock. Since March of this year, the shares have moved from the $40 range to more than $110. Other technology "wallflowers" that came to life in the portfolio also include Motorola, Inc. and Cypress Semiconductor Corp. These decisions, made with regard to Adobe Systems, Inc. and Cypress Semiconductor Corp., illustrate one of the aspects of the Fund's investment approach which is to purchase shares in small and mid-cap companies when the manager believes the potential justifies the risks.

We remained underweighted in healthcare during the last few quarters and this position benefited the Fund as many drug companies and other healthcare providers underperformed the leading indexes. Financial services stocks also performed poorly in recent quarters; however, the Fund's largest position

--------------
* Please note that these portfolio holdings are as of 9/30/99 and are subject to change.

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       1
in the sector, American Express Co., moved counter to many financial services stocks.


Finding Leading Franchises at Depressed Prices

One of the distinguishing characteristics of the Fund is seeking out leading companies whose share prices may be depressed for reasons considered to be temporary. This process, we believe, allows the Fund to buy company shares at prices that already incorporate lowered expectations and limited near-term belief in a business's upside potential. This approach also allows us to develop, in many cases, outstanding risk-reward ratios because much of the downside risk may already be in share prices. Even a small positive change in Wall Street's thinking about such a stock can produce rather substantial results.

One of the reasons this technique makes sense is the "group think" approach of many mutual funds. As many investors may be aware, mutual funds have become larger and investment management decisions tend to fluctuate from one extreme to another. Sometimes a majority of managers are bullish on a company or industry and the share prices rise, at times, to unrealistic heights. Conversely, when many funds give up on a company or industry, heavy selling pressure may cause share prices to overshoot on the downside. In our opinion, there are many characteristics of the market that can be called efficient, but this is not one of them. Near-term price dislocations caused by the herd instincts of large mutual funds can and do produce opportunities for value investors like us.

Many market commentators point to the elevated levels of the Dow Jones Industrial Average (i.e., a price-weighted average of 30 actively traded blue chip stocks) and the S&P 500 as evidence of lofty price levels for stocks in general. The leading stock market indexes are strongly influenced by the price action of a limited number of stocks. However, many other companies are trading at prices that are suggestive of equity valuations far lower than the popular averages would have us believe. Where do we see the new crop of industry leaders selling at bargain basement prices?

We think that the following industries or sectors of the market appear to have companies that are industry leaders selling at very depressed prices:

     .Aerospace                     .Mobile Homes
     .Agriculture                   .Pharmaceuticals
     .Drug Distribution             .Retail
     .Financial Services            .Software
     .HMO/Hospitals                 .Waste Management
     .Hotels

These are sectors that the Fund will be researching in depth in the months ahead.


1999 -- A Transition Year to a Different Future?

We believe that the economic and investment landscape is changing in important ways. These changes should affect the asset allocations necessary to produce competitive investment returns. Although the "rear view mirror" may contain some useful insights, the experience of the last few years may not be the best guide for the next 3-5 years. Included below, we list some of our observations and the potential surprises that may characterize the coming years.

 .    The bull markets for interest rates and inflation may be over after they have been in place for nearly two decades. And while no guarantees can be made, large increases in world money supply, higher stock prices, especially in the U.S. and Europe, and a determination on the part of monetary authorities, in general, to prevent deflation all suggest to us that inflation rates are about as low as they may go. Elevated stock prices in the U.S. clearly are influencing real estate markets and the buying decisions of many

--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders
     consumers. The Commodities Research Bureau (CRB) Index appears to have made a bottom and reversed to the upside. This suggests to us that commodity and natural resource prices are strengthening. In addition, labor markets in the U.S., in particular, are tight. Labor makes up approximately 70% of cost-of-goods sold.

 .    We look for interest rates to be in a trading range between 5.75% and 6.50%
     in the next few years. Inflation is expected to return to 3.0% to 3.5%, which is not alarming. However, at the margin, this may be enough to cause meaningful changes in stock market leadership. As a consequence, P/E ratios for growth stocks may decline somewhat. Between 1994 and 1998, the S&P 500 appreciated 15% per year from P/E expansion alone. This is unlikely to be repeated in the next five years. With a moderate rise in inflation, "hard assets" such as basic materials should be more favorably regarded and the concept of inflation protection again should have merit in the investment decision-making process.

 .    Small and mid-cap stocks now sell at the largest valuation discount to larger companies since 1960. Some people feel this "spread" reflects the new realities of investing. Many believe large-sized mutual funds are unwilling and unable to consider smaller companies for their portfolios and this may be responsible for the disparity in values between larger and smaller companies. This may be a factor but mutual fund managers are not the only investors who might "arbitrage" the very wide differences in valuations in existence today. Larger companies with higher P/E ratios increasingly should find mergers with smaller and mid-cap companies to be attractive. In our view, larger companies should be able to use their higher priced "currency" to effect mergers that add to per share results. Many smaller companies currently find their share prices attractive and we can find a number of them retiring 3% to 5% of their shares, on an annual basis, through share repurchases. Finally, occasionally, a small company will take itself private through a leveraged buyout.

 .    Because of the issues discussed above, we expect that the Fund will have significant representation in the small and mid-cap arenas. As of September 30, 1999, 20% to 25% of Fund's assets were invested in these areas of the market. It is our belief that all-cap portfolios, those incorporating small and mid-cap selections, should perform competitively in the years ahead.

 .    Technology will continue to be an important component of most portfolios in the coming years. However, volatility (i.e., risk) should remain high. It is our judgment that capital flows into technology have become excessive recently and that there exists excess capacity in so-called intellectual property companies.

 .    One of the biggest surprises in the next few years may be the performance of yield stocks, those providing dividend yields significantly higher than the average stock. If we are correct that equity market returns will regress to 10% to 11% (i.e., the historic norm), high-yielding stocks should be more competitive. Yield stocks just might provide substantial capital gains as total return, as a concept, returns to favor.


Final Comments

     The Fund is dedicated to providing investors with positive risk-adjusted returns. As indicated previously, we believe important changes should occur in terms of market leadership and these will affect the decisions necessary to produce competitive returns. We feel that the Fund stands to benefit from these changes. These are sure to be exciting and challenging ones for investors.

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       3

Thank you for investing in the Smith Barney Fundamental Value Fund. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon      /s/ John G. Goode

Heath B. McLendon          John G. Goode
Chairman                   Vice President and
                           Investment Officer

October 7, 1999

--------------------------------------------------------------------------------
Top Ten Holdings*                                       As of September 30, 1999
--------------------------------------------------------------------------------

  1. Adobe Systems, Inc.                                                    6.8%
--------------------------------------------------------------------------------
  2. Texas Instruments, Inc.                                                4.9
--------------------------------------------------------------------------------
  3. AT&T Corp.                                                             4.6
--------------------------------------------------------------------------------
  4. Aluminum Co. of America                                                4.5
--------------------------------------------------------------------------------
  5. International Business Machines Corp.                                  4.4
--------------------------------------------------------------------------------
  6. American Express Co.                                                   4.0
--------------------------------------------------------------------------------
  7. Cox Communications, Inc., Class A Shares                               3.5
--------------------------------------------------------------------------------
  8. Time Warner, Inc.                                                      3.3
--------------------------------------------------------------------------------
  9. American International Group, Inc.                                     3.1
--------------------------------------------------------------------------------
 10. Johnson & Johnson                                                      2.8
--------------------------------------------------------------------------------
*    As a percentage of total common stock.

--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                                      Net Asset Value
                                                 -------------------------
                                                 Beginning           End             Income         Capital Gain        Total
Year Ended                                        of Year          of Year          Dividends       Distributions     Returns(1)
================================================================================================================================
9/30/99                                           $10.07           $12.90            $0.02             $0.72           37.17%
--------------------------------------------------------------------------------------------------------------------------------
9/30/98                                            11.37            10.07             0.11              0.52           (6.04)
--------------------------------------------------------------------------------------------------------------------------------
9/30/97                                             9.31            11.37             0.13              0.44           29.53
--------------------------------------------------------------------------------------------------------------------------------
9/30/96                                             8.66             9.31             0.19              0.37           14.73
--------------------------------------------------------------------------------------------------------------------------------
9/30/95                                             8.20             8.66             0.13              0.81           19.94
--------------------------------------------------------------------------------------------------------------------------------
9/30/94                                             8.42             8.20             0.08              0.53            4.92
--------------------------------------------------------------------------------------------------------------------------------
9/30/93                                             7.22             8.42             0.06              0.46           25.23
--------------------------------------------------------------------------------------------------------------------------------
9/30/92                                             6.47             7.22             0.14              0.00           14.01
--------------------------------------------------------------------------------------------------------------------------------
9/30/91                                             5.34             6.47             0.23              0.29           33.47
--------------------------------------------------------------------------------------------------------------------------------
9/30/90                                             7.15             5.34             0.18              0.57          (16.25)
================================================================================================================================
  Total                                                                              $1.27             $4.71
================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------


                                                      Net Asset Value
                                                 -------------------------
                                                 Beginning           End             Income         Capital Gain        Total
Year Ended                                        of Year          of Year          Dividends       Distributions     Returns(1)
================================================================================================================================
9/30/99                                           $10.01           $12.73            $0.00             $0.72           36.00%
--------------------------------------------------------------------------------------------------------------------------------
9/30/98                                            11.31            10.01             0.03              0.52           (6.79)
--------------------------------------------------------------------------------------------------------------------------------
9/30/97                                             9.26            11.31             0.06              0.44           28.62
--------------------------------------------------------------------------------------------------------------------------------
9/30/96                                             8.62             9.26             0.13              0.37           13.82
--------------------------------------------------------------------------------------------------------------------------------
9/30/95                                             8.16             8.62             0.08              0.81           19.19
--------------------------------------------------------------------------------------------------------------------------------
9/30/94                                             8.37             8.16             0.02              0.53            4.21
--------------------------------------------------------------------------------------------------------------------------------
Inception* --  9/30/93                              7.31             8.37             0.05              0.46           22.82+
================================================================================================================================
  Total                                                                              $0.37             $3.85
================================================================================================================================


Historical Performance -- Class L Shares
--------------------------------------------------------------------------------


                                                      Net Asset Value
                                                 -------------------------
                                                 Beginning           End             Income         Capital Gain        Total
Year Ended                                        of Year          of Year          Dividends       Distributions     Returns(1)
================================================================================================================================
9/30/99                                           $10.01           $12.73            $0.00             $0.72           36.00%
--------------------------------------------------------------------------------------------------------------------------------
9/30/98                                            11.30            10.01             0.03              0.52           (6.70)
--------------------------------------------------------------------------------------------------------------------------------
9/30/97                                             9.26            11.30             0.06              0.44           28.52
--------------------------------------------------------------------------------------------------------------------------------
9/30/96                                             8.62             9.26             0.13              0.37           13.82
--------------------------------------------------------------------------------------------------------------------------------
9/30/95                                             8.16             8.62             0.09              0.81           19.33
--------------------------------------------------------------------------------------------------------------------------------
9/30/94                                             8.37             8.16             0.02              0.53            4.24
--------------------------------------------------------------------------------------------------------------------------------
Inception*  -- 9/30/93                              8.15             8.37             0.00              0.00            2.70+
================================================================================================================================
  Total                                                                              $0.33             $3.39
================================================================================================================================

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       5

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------


                                                      Net Asset Value
                                                      ---------------
                                                 Beginning           End             Income         Capital Gain        Total
Year Ended                                        of Year          of Year          Dividends       Distributions     Returns(1)
================================================================================================================================
9/30/99                                           $10.10           $12.93            $0.06             $0.72           37.57%
--------------------------------------------------------------------------------------------------------------------------------
9/30/98                                            11.40            10.10             0.16              0.52           (6.78)
--------------------------------------------------------------------------------------------------------------------------------
9/30/97                                             9.32            11.40             0.16              0.44           30.06
--------------------------------------------------------------------------------------------------------------------------------
Inception* -- 9/30/96                               8.54             9.32             0.00              0.00            9.13+++
================================================================================================================================
  Total                                                                              $0.38             $1.68
================================================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                                                       Without Sales Charge(1)
                                                                    -------------------------------------------------------------
                                                                     Class A           Class B           Class L         Class Y
=================================================================================================================================
Year Ended 9/30/99                                                     37.17%            36.00%            36.00%         37.57%
---------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 9/30/99                                               18.10             17.21             17.24            N/A
---------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 9/30/99                                                14.42               N/A               N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
Inception* through 9/30/99                                             14.57             16.28             15.09          17.74++
=================================================================================================================================
                                                                                        With Sales Charge(2)
                                                                    -------------------------------------------------------------
                                                                      Class A           Class B           Class L        Class Y
=================================================================================================================================
Year Ended 9/30/99                                                     30.31%            31.00%            33.66%        37.57%
---------------------------------------------------------------------------------------------------------------------------------
Five Years Ended 9/30/99                                               16.90             17.10             17.01           N/A
---------------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 9/30/99                                                13.83               N/A               N/A           N/A
---------------------------------------------------------------------------------------------------------------------------------
Inception* through 9/30/99                                             14.24             16.28             14.91         17.74++
=================================================================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                         Without Sales Charge(1)
================================================================================
Class A (9/30/89 through 9/30/99)                                   284.61%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/99)                                183.11
--------------------------------------------------------------------------------
Class L (Inception* through 9/30/99)                                137.13
--------------------------------------------------------------------------------
Class Y (Inception* through 9/30/99)                                 82.03++
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, L and Y shares are November 12, 1981, November 6, 1992, August 10, 1993 and October 13, 1995, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.
++ During November 1995 Class Y shares were fully redeemed, therefore performance for Class Y shares represents performance for the period beginning January 31, 1996, which represents the date new share purchases were made into this class.

--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc. at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A Shares of the
Smith Barney Fundamental Value Fund Inc. vs. Standard &Poor's 500 Index ++
--------------------------------------------------------------------------------
                         September 1989--September 1999

                                    [GRAPH]

            Smith Barney\Fundamental Value Fund    Standard & Poor's 500 Index

Sep\89                    9,495                               10,000
Sep\90                    7,953                                9,075
Sep\91                   10,614                               11,897
Sep\92                   12,101                               13,210
Sep\93                   15,153                               14,924
Sep\94                   15,898                               15,473
Sep\95                   19,068                               20,070
Sep\96                   21,877                               24,146
Sep\97                   28,336                               33,908
Sep\98                   26,625                               36,990
Sep\99                   36,520                               47,270


+ Hypothetical illustration of $10,000 invested in Class A shares on September 30, 1989, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 1999, compared to the Standard & Poor's 500 Index. The index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains. Industry Diversification of Common Stock*


Industry Diversification of Common Stock*
-------------------------------------------

[GRAPH]

Financial Services                    8.1%
Energy                               10.4%
Healthcare                            8.4%
Insurance                             6.4%
Food and Beverage                     3.4%
Real Estate                           3.5%
Entertainment                         4.5%
Technology and Computers             24.1%
Telecommunications                   10.7%
Basic Materials                       2.0%
Other                                18.5%

Investment Breakdown
-------------------------------------------

[PIE CHART]

Options Purchased                     0.2%
Repurchase Agreement                  1.2%
Convertible Preferred Stock           0.6%
Common Stock                         98.0%

*  As a percentage of total common stock.

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       7

--------------------------------------------------------------------------------
Schedule of Investments                                      September 30, 1999
--------------------------------------------------------------------------------

      SHARES                                                  SECURITY                                      VALUE
============================================================================================================================
COMMON STOCK -- 98.0%
Aerospace -- 0.4%
        200,000     Lockheed Martin Corp.@                                                                $  6,537,500
----------------------------------------------------------------------------------------------------------------------------
Aluminum -- 4.4%
      1,200,000     Aluminum Co. of America                                                                 74,475,000
----------------------------------------------------------------------------------------------------------------------------
Bank and Credit Companies -- 1.3%
        300,000     Chase Manhattan Corp.                                                                   22,612,500
----------------------------------------------------------------------------------------------------------------------------
Basic Materials -- 1.9%
        470,000     Crown Cork and Seal Co., Inc.@                                                          11,397,500
        400,000     Georgia Pacific Group@                                                                  16,200,000
        357,700     Wolverine Tube, Inc.+                                                                    5,544,350
----------------------------------------------------------------------------------------------------------------------------
                                                                                                            33,141,850
----------------------------------------------------------------------------------------------------------------------------
Construction -- 1.6%
        757,200     Clayton Homes, Inc.                                                                      6,578,175
        942,500     Del E. Webb Corp.+                                                                      20,735,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                            27,313,175
----------------------------------------------------------------------------------------------------------------------------
Chemicals -- 2.7%
        400,000     E.I. du Pont de Nemours & Co.                                                           24,350,000
      1,170,000     Engelhard Corp.                                                                         21,279,375
----------------------------------------------------------------------------------------------------------------------------
                                                                                                            45,629,375
----------------------------------------------------------------------------------------------------------------------------
Electrical Equipment -- 0.3%
        220,930     Belden Inc.                                                                              4,529,065
----------------------------------------------------------------------------------------------------------------------------
Energy -- 10.1%
      3,333,334     Abacan Resource Corp.+                                                                     437,500
      8,390,000     Abacan Resource Corp.+#                                                                  1,468,250
        500,000     Baker Hughes, Inc.                                                                      14,500,000
        200,000     Burlington Resources Inc.@                                                               7,350,000
        400,000     Chevron Corp.                                                                           35,500,000
        800,000     Halliburton Co.                                                                         32,800,000
        250,000     McDermott International, Inc.                                                            5,062,500
      2,525,900     Ocean Energy, Inc.+                                                                     25,732,606
        700,000     Royal Dutch Petroleum Co., NY Shares@                                                   41,343,750
        550,000     Union Pacific Resources Group Inc.@                                                      8,834,375
----------------------------------------------------------------------------------------------------------------------------
                                                                                                           173,028,981
----------------------------------------------------------------------------------------------------------------------------
Entertainment -- 4.4%
      1,000,000     Fox Entertainment Group, Inc., Class A Shares+                                          21,125,000
        900,000     Time Warner, Inc.@                                                                      54,675,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                            75,800,000
----------------------------------------------------------------------------------------------------------------------------
Financial Services -- 7.9%
        500,000     American Express Co.@                                                                   67,312,500
        700,000     BankAmerica Corp.@                                                                      38,981,250
        605,000     First American Financial Corp.                                                           8,091,875
        300,000     Merrill Lynch & Co., Inc.                                                               20,156,250
----------------------------------------------------------------------------------------------------------------------------
                                                                                                           134,541,875
----------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements
--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1999
--------------------------------------------------------------------------------

      SHARES                                                  SECURITY                                      VALUE
============================================================================================================================
Foods and Beverages -- 3.4%
      2,625,000     Archer-Daniels-Midland Co.                                                            $ 31,992,187
        713,100     Fleming Cos., Inc.                                                                       6,997,293
        600,000     PepsiCo, Inc.                                                                           18,150,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                            57,139,480
----------------------------------------------------------------------------------------------------------------------------
Healthcare -- 8.2%
      1,066,500     Advanced Polymer Systems, Inc.+                                                          4,399,312
      1,694,664     Aphton Corp.+@                                                                          22,454,298
      1,727,500     Foundation Health Systems Inc., Class A Shares+                                         16,303,281
      3,400,000     Health Management Association, Inc., Class A Shares+                                    25,075,000
        500,000     Johnson & Johnson                                                                       45,937,500
        400,000     Merck & Co., Inc.                                                                       25,925,000
            266     Molecular Biosystems, Inc.+                                                                    465
----------------------------------------------------------------------------------------------------------------------------
                                                                                                           140,094,856
----------------------------------------------------------------------------------------------------------------------------
Hotels -- 0.2%
        340,000     Hilton Hotels Corp.                                                                      3,357,500
----------------------------------------------------------------------------------------------------------------------------
Industrials -- 1.6%
        270,000     Deere & Co.@                                                                            10,445,625
        400,000     Precision Castparts Corp.                                                               12,200,000
        100,000     Waste Management Inc.                                                                    1,925,000
        250,000     Wisconsin Central Transportation Corp.@                                                  3,421,875
----------------------------------------------------------------------------------------------------------------------------
                                                                                                            27,992,500
----------------------------------------------------------------------------------------------------------------------------
Insurance -- 6.3%
        500,000     Allstate Corp.@                                                                         12,468,750
        600,000     American International Group, Inc.                                                      52,162,500
        900,000     MGIC Investment Corp.@                                                                  42,975,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                           107,606,250
----------------------------------------------------------------------------------------------------------------------------
Metals -- 1.6%
      1,645,300     Brush Wellman Inc.                                                                      24,165,343
        295,000     Oregon Steel Mills Inc.                                                                  3,300,312
----------------------------------------------------------------------------------------------------------------------------
                                                                                                            27,465,655
----------------------------------------------------------------------------------------------------------------------------
Paper Products -- 1.5%
      2,000,000     Asia Pulp & Paper Co., Ltd.+@                                                           11,750,000
        500,000     Smurfit Stone Container Corp.+                                                          10,812,500
        100,000     The St. Joe Co. @                                                                        2,156,250
----------------------------------------------------------------------------------------------------------------------------
                                                                                                            24,718,750
----------------------------------------------------------------------------------------------------------------------------
Real Estate -- 3.4%
        315,000     Jones Lang Lasalle Inc.+                                                                 5,079,375
        800,000     Spieker Properties, Inc.                                                                27,750,000
      1,100,000     The Rouse Co.                                                                           25,300,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                            58,129,375
----------------------------------------------------------------------------------------------------------------------------
Retail -- 1.0%
        280,000     Kmart Corp.+@                                                                            3,272,500
        503,800     Pantry Inc.+                                                                             5,604,775
         20,000     Rubio's Restaurants, Inc.+@                                                                172,500
        500,000     Toys 'R' Us Inc.+                                                                        7,500,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                            16,549,775
----------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements
--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                       9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1999
--------------------------------------------------------------------------------

      SHARES                                                  SECURITY                                      VALUE
============================================================================================================================
Technology and Computers -- 23.6%
      1,000,000     Adobe Systems, Inc.                                                                  $ 113,500,000
      1,100,000     Cypress Semiconductor Corp.+@                                                           23,650,000
      2,850,000     Hitatchi Ltd.                                                                           31,586,362
        600,000     Intel Corp.                                                                             44,587,500
        600,000     International Business Machines Corp.                                                   72,825,000
        380,000     Motorola, Inc.                                                                          33,440,000
      1,000,000     Texas Instruments, Inc.@                                                                82,250,006
----------------------------------------------------------------------------------------------------------------------------
                                                                                                           401,838,868
----------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 10.5%
      1,750,000     AT&T Corp.                                                                              76,125,000
        338,341     COMSAT Corp.                                                                            10,023,351
      1,400,000     Cox Communications, Inc., Class A Shares+@                                              58,450,000
        700,000     Scientific-Atlanta, Inc.                                                                34,693,750
----------------------------------------------------------------------------------------------------------------------------
                                                                                                           179,292,101
----------------------------------------------------------------------------------------------------------------------------
Toys -- 0.2%
        165,000     Mattel, Inc.                                                                             3,135,000
----------------------------------------------------------------------------------------------------------------------------
Transportation -- 1.5%
        400,000     General Motors Corp.                                                                    25,175,000
----------------------------------------------------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Cost -- $1,007,086,992)                                                             1,670,104,431
============================================================================================================================
OPTIONS PURCHASED -- 0.2%
Technology and Computers -- 0.0%
        200,000     Adobe Systems Inc. Put @ $80, Expire 1/21/00                                               725,000
----------------------------------------------------------------------------------------------------------------------------
Index -- 0.2%
                    S&P 500 Index Put@:
         28,000       $1,225, Expire 12/17/99                                                                  931,000
          4,000       $1,275, Expire 12/17/99                                                                  196,000
          4,500       $1,275, Expire 12/17/99                                                                  220,500
          2,500       $1,300, Expire 12/17/99                                                                  142,500
          5,500       $1,325, Expire 12/17/99                                                                  407,687
         12,000       $1,350, Expire 12/17/99                                                                1,020,000
----------------------------------------------------------------------------------------------------------------------------
                                                                                                             2,917,687
----------------------------------------------------------------------------------------------------------------------------
                    TOTAL OPTIONS PURCHASED
                    (Cost -- $6,544,434)                                                                     3,642,687
============================================================================================================================
CONVERTIBLE PREFERRED STOCK -- 0.6%
        945,000     USX Corp. (Cost -- $9,686,250)                                                           9,627,188
============================================================================================================================
WARRANTS -- 0.0%
        225,000     Aphton Corp., Expire 6/16/04 (Cost -- $0)                                                        2
============================================================================================================================

                       See Notes to Financial Statements
--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1999
--------------------------------------------------------------------------------

       FACE
      AMOUNT                                                  SECURITY                                      VALUE
============================================================================================================================
CONVERTIBLE CORPORATE BOND -- 0.0%
$       500,000     Webforia Inc., 8.000% due 12/31/99 (Cost -- $500,000)                               $      500,000
============================================================================================================================
REPURCHASE AGREEMENT -- 1.2%
     21,167,000     J.P. Morgan, 5.250% due 10/1/99;
                    Proceeds at maturity -- $21,170,087;
                    (Fully collateralized by U.S. Treasury Notes, 3.375% due 1/15/07;
                    Market value -- $22,000,000) (Cost -- $21,167,000)                                      21,167,000
============================================================================================================================
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $1,044,984,676*)                                                           $1,705,041,308
============================================================================================================================

@    All or a portion of this security is on loan (see Note 6).
+    Non-income producing security.
# Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
*    Aggregate cost for Federal income tax purposes is substantially the same.



                       See Notes to Financial Statements
--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      11


-----------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                                      September 30, 1999
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
     Investments, at value (Cost -- $1,044,984,676)                                                          $1,705,041,308
     Cash                                                                                                        18,711,591
     Collateral for securities on loan (Note 6)                                                                 218,571,300
     Receivable for Fund shares sold                                                                             12,451,860
     Dividends and interest receivable                                                                            2,260,954
-----------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                                                             1,957,037,013
-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities on loan (Note 6)                                                                    218,571,300
     Payable for Fund shares purchased                                                                            4,093,594
     Options written (Note 5)                                                                                     1,556,250
     Distribution fees payable                                                                                      673,266
     Administration fees payable                                                                                    556,972
     Investment advisory fees payable                                                                               531,547
     Payable for securities purchased                                                                               505,072
     Accrued expenses                                                                                               471,406
-----------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                                          226,959,407
-----------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                             $1,730,077,606
=============================================================================================================================
NET ASSETS:
     Par value of capital shares                                                                             $      135,079
     Capital paid in excess of par value                                                                        977,688,250
     Undistributed net investment income                                                                          1,046,263
     Accumulated net realized gain from securities transactions, options and foreign currencies                  90,274,592
     Net unrealized appreciation of investments, options and foreign currencies                                 660,933,422
-----------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                                                             $1,730,077,606
=============================================================================================================================

Shares Outstanding:
     Class A                                                                                                     52,761,669
     ------------------------------------------------------------------------------------------------------------------------
     Class B                                                                                                     69,425,518
     ------------------------------------------------------------------------------------------------------------------------
     Class L                                                                                                      6,630,982
     ------------------------------------------------------------------------------------------------------------------------
     Class Y                                                                                                      6,260,887
     ------------------------------------------------------------------------------------------------------------------------

Net Asset Value:
     Class A  (and redemption price)                                                                                 $12.90
     ------------------------------------------------------------------------------------------------------------------------
     Class B  *                                                                                                      $12.73
     ------------------------------------------------------------------------------------------------------------------------
     Class L  **                                                                                                     $12.73
     ------------------------------------------------------------------------------------------------------------------------
     Class Y  (and redemption price)                                                                                 $12.93
     ------------------------------------------------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
     Class A  (net asset value plus 5.26% of net asset value per share)                                              $13.58
     ------------------------------------------------------------------------------------------------------------------------
     Class L  (net asset value plus 1.01% of net asset value per share)                                              $12.86
=============================================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 3).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders


------------------------------------------------------------------------------------------
Statement of Operations                              For the Year Ended September 30, 1999
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends                                                              $ 19,468,140
     Interest                                                                  5,484,156
     Less: Foreign withholding tax                                               (12,329)
------------------------------------------------------------------------------------------
     Total Investment Income                                                  24,939,967
------------------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 3)                                               10,783,583
     Investment advisory fees (Note 3)                                         8,940,574
     Administration fees (Note 3)                                              3,278,909
     Shareholder and system servicing fees                                     1,762,227
     Shareholder communications                                                  349,999
     Registration fees                                                           154,997
     Directors' fees                                                              81,001
     Custody                                                                      72,000
     Audit and legal                                                              69,500
     Other                                                                       256,488
------------------------------------------------------------------------------------------
     Total Expenses                                                           25,749,278
------------------------------------------------------------------------------------------
Net Investment Loss                                                             (809,311)
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS AND FOREIGN CURRENCIES (NOTES 4 AND 5):
     Realized Gain (Loss) From:
        Security transactions (excluding short-term securities):             159,634,822
        Options written                                                      (30,751,355)
        Options purchased                                                     23,251,967
        Foreign currency transactions                                           (258,136)
------------------------------------------------------------------------------------------
     Net Realized Gain                                                       151,877,298
------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation
     of Investments, Options and Foreign Currencies:
        Beginning of year                                                    337,894,723
        End of year                                                          660,933,422
------------------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                                 323,038,699
------------------------------------------------------------------------------------------
Net Gain on Investments, Options and Foreign Currencies                      474,915,997
------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                      $474,106,686
==========================================================================================



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      13


------------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets                                                                For the Years Ended September 30,
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  1999                     1998
====================================================================================================================================
OPERATIONS:
     Net investment income (loss)                                                           $     (809,311)         $    5,776,692
     Net realized gain                                                                         151,877,298              62,245,606
     Increase (decrease) in net unrealized appreciation                                        323,038,699            (163,321,697)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                                         474,106,686             (95,299,399)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                      (1,279,510)            (10,249,004)
     Net realized gains                                                                        (94,958,684)            (75,151,678)
------------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders                                                          (96,238,194)            (85,400,682)
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
     Net proceeds from sale of shares                                                          311,525,828             212,118,825
     Net asset value of shares issued for reinvestment
        of dividends                                                                            87,370,632              79,452,277
     Cost of shares reacquired                                                                (403,471,373)           (471,028,743)
------------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Fund Share Transactions                                                                 (4,574,913)           (179,457,641)
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                                              373,293,579            (360,157,722)
NET ASSETS:
     Beginning of year                                                                       1,356,784,027           1,716,941,749
------------------------------------------------------------------------------------------------------------------------------------
     End of year*                                                                           $1,730,077,606          $1,356,784,027
====================================================================================================================================
* Includes undistributed net investment income of:                                              $1,046,263              $3,061,641
====================================================================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Smith Barney Fundamental Value Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and ask price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; interest income is recorded on the accrual basis; (e) realized gains or losses on the sale of securities are calculated based on the specific identification method;
(f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $857,820 was reclassified to paid in capital. Net investment income, net realized gains and net assets were not affected by this adjustment;
(i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward foreign currency contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.


2. Repurchase Agreements

The Fund purchases, and its custodian takes possession of, U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


3. Investment Advisory Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      15

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser of the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.55% of the average daily net assets up to $1.5 billion and 0.50% of the average daily net assets in excess of $1.5 billion. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

CFBDS, Inc. ("CFBDS"), acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

SSB acts as the primary broker for its portfolio agency transactions. For the year ended September 30, 1999, SSB received total brokerage commissions of $140,412.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 1999, CFBDS and SSB received sales charges of $448,000 and $126,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were:

                                                           Class B      Class L
================================================================================
CDSCs                                                     $770,000      $5,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended September 30, 1999, total Distribution Plan fees incurred were:

                                            Class A       Class B      Class L
================================================================================
Distribution Plan Fees                    $1,601,018    $8,455,412    $727,153
================================================================================

All officers and one Director of the Fund are employees of SSB.


4. Investments

During the year ended September 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $752,284,951
--------------------------------------------------------------------------------
Sales                                                              642,022,173
================================================================================

At September 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                     $735,252,193
Gross unrealized depreciation                                      (75,195,561)
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $660,056,632
================================================================================


5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium


--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At September 30, 1999, the Fund held purchased put options with a total cost of $6,544,434.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following covered call option transactions occurred during the year ended September 30, 1999:

                                                                  Number of
                                                                  Contracts               Premiums
====================================================================================================
Options written, outstanding at September 30, 1998                  17,238              $12,862,347
Options written during the year ended September 30, 1999            28,000               18,924,902
Options cancelled in closing purchase transactions                 (35,738)             (28,400,363)
Options expired                                                     (5,500)                (945,968)
----------------------------------------------------------------------------------------------------
Options written, outstanding at September 30, 1999                   4,000              $ 2,440,918
====================================================================================================

The following represents the covered call option written contracts open as of September 30, 1999:

   Number of                                                               Strike
   Contracts   Security                                  Expiration         Price          Value
====================================================================================================
     2,000     Adobe Systems Inc.                           1/21/99          $75        $(1,350,000)
     2,000     Cox Communications Inc.                     12/17/99           50           (206,250)
----------------------------------------------------------------------------------------------------
               Total Covered Call Options Written
               (Premiums received -- $2,440,918)                                        $(1,556,250)
====================================================================================================


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      17

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

The following covered put option transactions occurred during the year ended September 30, 1999:


                                                                 Number of
                                                                 Contracts                 Premiums
=====================================================================================================
Options written, outstanding at September 30, 1998                   738                  $1,217,700
Options written during the year ended September 30, 1999              --                          --
Options cancelled in closing purchase transactions                  (738)                 (1,217,700)
-----------------------------------------------------------------------------------------------------
Options written, outstanding at September 30, 1999                    --                          --
=====================================================================================================

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At September 30, 1999, the Fund loaned common stocks having a value of approximately $210,090,827 and holds the following collateral for loaned securities:


Security Description                                                                        Value
=====================================================================================================
Time Deposits:
   Bank of Brussels Lambert, 5.438% due 9/30/99                                         $ 15,409,083
   Banco Bilbao Vizcaya S.A., 5.438% due 9/30/99                                          39,529,353
   Banque Paribus, 5.437% due 9/30/99                                                     31,872,672
   Societe Generale, 5.625% due 10/1/99                                                    5,836,785
   Svenska Handelsbanken, 5.188% due 9/30/99                                              14,117,251
Commercial Paper:
   CC(USA) Inc., 5.937% due 2/22/00                                                        3,966,628
   Corporate Asset Funding Inc, 5.360% due 10/1/99                                         1,469,920
   American Home Products Corp., 5.928% due 3/3/00                                        33,444,374
   Corporate Receivable Corp., 5.997% due 1/26/00                                         29,111,505
   Atlantis One Funding Corp., 5.919% due 2/22/00                                         16,987,026
Certificates of Deposit:
   Windmill FDG., 5.910% due 2/23/00                                                      26,826,703
-----------------------------------------------------------------------------------------------------
Total                                                                                   $218,571,300
=====================================================================================================

Income earned by the Fund from securities loaned for the year ended September 30, 1999 was $151,485.


7. Capital Shares

At September 30, 1999, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At September 30, 1999, total paid-in capital amounted to the following for each class:


                                   Class A            Class B           Class L            Class Y
=====================================================================================================
Total Paid-in Capital           $396,256,067       $470,218,055       $59,337,287        $52,011,920
=====================================================================================================


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                    Year Ended                                      Year Ended
                                                September 30, 1999                             September 30, 1998
                                      --------------------------------------          -------------------------------------
                                         Shares                   Amount                 Shares                  Amount
===========================================================================================================================
Class A
Shares sold                            13,343,016             $ 168,308,152             7,551,987           $  82,411,671
Shares issued on reinvestment           3,453,723                36,264,097             3,125,009              32,667,488
Shares reacquired                     (15,710,481)             (194,184,251)          (12,290,037)           (132,952,544)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                 1,086,258             $  10,387,998            (1,613,041)          $ (17,873,385)
===========================================================================================================================
Class B
Shares sold                             8,433,658             $ 106,180,906             6,360,722           $  68,425,785
Shares issued on reinvestment           4,525,136                47,197,171             4,153,333              43,315,188
Shares reacquired                     (15,085,068)             (178,838,523)          (21,262,606)           (228,805,770)
---------------------------------------------------------------------------------------------------------------------------
Net Decrease                           (2,126,274)            $ (25,460,446)          (10,748,551)          $(117,064,797)
===========================================================================================================================
Class L+
Shares sold                             2,189,761             $  27,588,163             1,049,363           $  11,275,499
Shares issued on reinvestment             374,819                 3,909,364               332,717               3,469,601
Shares reacquired                      (1,666,631)              (20,095,599)           (2,007,609)            (21,619,890)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                   897,949             $  11,401,928              (625,529)          $  (6,874,790)
===========================================================================================================================
Class Y
Shares sold                               854,600             $   9,448,607             4,624,764           $  50,005,870
Shares issued on reinvestment                  --                        --                    --                      --
Shares reacquired                        (785,232)              (10,353,000)           (7,955,204)            (87,650,539)
---------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                    69,368             $    (904,393)           (3,330,440)          $ (37,644,669)
===========================================================================================================================

+ On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      19

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended September 30, except where noted:



Class A Shares                                     1999(1)       1998(1)        1997          1996          1995
=================================================================================================================
Net Asset Value, Beginning of Year               $10.07        $11.37          $9.31         $8.66         $8.20
-----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                           0.04          0.09           0.11          0.20          0.17
   Net realized and unrealized gain (loss)         3.53         (0.76)          2.52          1.01          1.23
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                3.57         (0.67)          2.63          1.21          1.40
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          (0.02)        (0.11)         (0.13)        (0.19)        (0.13)
   Net realized gains                             (0.72)        (0.52)         (0.44)        (0.37)        (0.81)
-----------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.74)        (0.63)         (0.57)        (0.56)        (0.94)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $12.90        $10.07         $11.37         $9.31         $8.66
-----------------------------------------------------------------------------------------------------------------
Total Return                                      37.17%        (6.04)%        29.53%        14.73%        19.94%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $680,603      $520,627       $606,054      $458,208      $386,297
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                        1.17%         1.15%          1.14%         1.22%         1.34%
   Net investment income                           0.35          0.81           1.14          2.32          2.19
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              43%           41%            46%           57%           45%
=================================================================================================================


Class B Shares                                     1999(1)       1998(1)        1997          1996          1995
=================================================================================================================
Net Asset Value, Beginning of Year               $10.01        $11.31          $9.26         $8.62         $8.16
-----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                   (0.05)           --           0.03          0.13          0.12
   Net realized and unrealized gain (loss)         3.49         (0.75)          2.52          1.01          1.23
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                3.44         (0.75)          2.55          1.14          1.35
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                             --         (0.03)         (0.06)        (0.13)        (0.08)
   Net realized gains                             (0.72)        (0.52)         (0.44)        (0.37)        (0.81)
-----------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.72)        (0.55)         (0.50)        (0.50)        (0.89)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $12.73        $10.01         $11.31         $9.26         $8.62
-----------------------------------------------------------------------------------------------------------------
Total Return                                      36.00%        (6.79)%        28.62%        13.82%        19.19%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $884,088      $716,239       $930,436      $703,552      $538,759
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                        1.94%         1.92%          1.90%         1.97%         2.09%
   Net investment income (loss)                   (0.42)         0.04           0.38          1.56          1.44
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              43%           41%            46%           57%           45%
=================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended September 30, except where noted:



Class L Shares                                     1999(1)      1998(1)(2)        1997          1996          1995
====================================================================================================================
Net Asset Value, Beginning of Year                 $10.01        $11.30          $9.26         $8.62         $8.16
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                     (0.05)           --           0.03          0.14          0.12
   Net realized and unrealized gain (loss)           3.49         (0.74)          2.51          1.00          1.24
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  3.44         (0.74)          2.54          1.14          1.36
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                               --         (0.03)         (0.06)        (0.13)        (0.09)
   Net realized gains                               (0.72)        (0.52)         (0.44)        (0.37)        (0.81)
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.72)        (0.55)         (0.50)        (0.50)        (0.90)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $12.73        $10.01         $11.30         $9.26         $8.62
--------------------------------------------------------------------------------------------------------------------
Total Return                                        36.00%        (6.70)%        28.52%        13.82%        19.33%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $84,402       $57,367        $71,874       $44,539       $21,812
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                          1.95%         1.93%          1.92%         1.96%         2.09%
   Net investment income (loss)                     (0.43)         0.03           0.36          1.52          1.44
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                43%           41%            46%           57%           45%
====================================================================================================================


Class Y Shares                                     1999(1)       1998(1)          1997         1996(3)
====================================================================================================================
Net Asset Value, Beginning of Year                 $10.10        $11.40          $9.32         $8.54
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                             0.09          0.12           0.14          0.23
   Net realized and unrealized gain (loss)           3.52         (0.74)          2.54          0.55
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  3.61         (0.62)          2.68          0.78
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                            (0.06)        (0.16)         (0.16)           --
   Net realized gains                               (0.72)        (0.52)         (0.44)           --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.78)        (0.68)         (0.60)           --
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $12.93        $10.10         $11.40         $9.32
--------------------------------------------------------------------------------------------------------------------
Total Return                                        37.57%        (6.78)%        30.06%         9.13%*++
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $80,984       $62,551       $108,578       $44,641
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                          0.82%         0.79%          0.78%         0.75%+
   Net investment income                             0.71          1.15           1.48          2.58+
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                43%           41%            46%           57%
====================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3)  For the period from October 13, 1995 (inception date) to September 30,
     1996.
* During November 1995 Class Y shares were fully redeemed, therefore performance for Class Y shares represents performance for the period beginning January 31, 1996, which represents the date new share purchases were made into this class.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      21

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Smith Barney Fundamental Value Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Smith Barney Fundamental Value Fund Inc., including the schedule of investments as of September 30, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1999 by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Fundamental Value Fund Inc. as of September 30, 1999, the results of its operation for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP

New York, New York
November 12, 1999


--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

     The amount of long-term capital gains paid by the Fund for the fiscal year ended September 30, 1999 was $94,958,684.

     100% of ordinary income distribution is designated as qualifying for the dividends received deduction available to corporate shareholders.





--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc.                                      23

                      [This page intentionally left blank]

Smith Barney
Fundamental Value
Fund Inc.

Directors
Lloyd J. Andrews
Robert M. Frayn, Jr.
Leon P. Gardner
David E. Maryatt
Heath B. McLendon, Chairman
Frederick O. Paulsell
Jerry A. Viscione
Julie W. Weston


Officers
Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

John G. Goode
Vice President and Investment Officer

Peter Hable
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary


Investment Adviser and Administrator
SSB Citi Fund Management LLC

Distributor
CFBDS, Inc.

Custodian
PNC Bank, N.A.

Shareholder Servicing Agent
Smith Barney Private Trust
388 Greenwich Street, 22nd Floor
New York, New York 10013


Sub-Shareholder Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9699
Providence, Rhode Island 02940-9699



This report is for the information of shareholders of Smith Barney Fundamental Value Fund Inc. It is not authorized for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


                        [LOGO OF SALOMON SMITH BARNEY]


Smith Barney Fundamental
Value Fund Inc.
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds


FD0283 11/99